Exhibit 99.1

DISH Network Corporation and EchoStar Corporation to Combine

Creates a Global Connectivity Leader with Premier Wireless, Satellite and Video Distribution Capabilities

Expected to Generate Significant Cost and Revenue Synergies

Strong Asset Base and Enhanced Free Cash Flow Generation Position Combined Company for Growth and Value Creation

LITTLETON and ENGLEWOOD, Colo., August 8, 2023 – DISH Network Corporation (Nasdaq: DISH) and EchoStar Corporation (Nasdaq: SATS) today announced they have entered into a definitive agreement for DISH Network to combine with EchoStar Corporation in an all-stock merger at a fixed exchange ratio. The transaction was negotiated and recommended by Special Committees of Independent Directors of both companies and unanimously approved by the Boards of Directors of both companies.

Upon closing of the transaction, EchoStar Corporation stockholders will receive 2.85 shares of DISH Network Class A common stock for each share of EchoStar Corporation Class A, Class C or Class D common stock and 2.85 shares of DISH Network Class B common stock for each share of EchoStar Corporation Class B common stock they own. The exchange ratio represents a premium of 12.9% to EchoStar stockholders as implied by the unaffected 30-day volume weighted average closing stock prices of the two companies on July 5, 2023, the last full trading day prior to media speculation regarding a potential transaction.

The transaction combines DISH Network’s satellite technology, streaming services and nationwide 5G network with EchoStar’s premier satellite communications solutions, creating a global leader in terrestrial and non-terrestrial wireless connectivity. Both companies have strong momentum, highlighted by DISH’s 5G wireless network that now covers more than 70 percent of the U.S. with full commercialization underway and the successful launch of EchoStar’s JUPITER 3 satellite with significant available capacity for converged terrestrial and non-terrestrial services. The combined company will be well-positioned to deliver a broad set of communication and content distribution capabilities, accelerating the delivery of satellite and wireless connectivity solutions desired by customers.

“This is a strategically and financially compelling combination that is all about growth and building a long-term sustainable business,” said Charles Ergen, Chairman of the Board of both DISH Network and EchoStar. “DISH’s substantial past investments in spectrum and its wireless buildout, combined with EchoStar’s recent launch of JUPITER 3, are expected to significantly reduce near-term CAPEX requirements. The transaction is expected to generate significant cost and revenue synergies, and the strong asset portfolio of the combined company paired with its enhanced free cash flow generation capability and strengthened capital structure are expected to drive long-term value creation for our shareholders and other stakeholders.”

“From unconnected individuals in the most rural and remote regions of the world to the constantly evolving networks of private enterprises and government institutions, the connectivity landscape is rapidly changing,” said Hamid Akhavan, President and Chief Executive Officer of EchoStar. “As a combined company, we will offer a broad suite of robust connectivity services, using a superior portfolio of technology, spectrum, engineering, manufacturing and network management expertise. DISH shares our customer-first culture, and together we will be well positioned to further scale and accelerate our strategy.”

“The combination of DISH and EchoStar brings together two trailblazers with complementary portfolios and a shared commitment to change the way the world communicates,” said Erik Carlson, President and Chief Executive Officer, DISH Network. “DISH is transforming America’s wireless infrastructure with its 5G technology. With EchoStar’s engineering capabilities, managed network services delivery and worldwide S-band spectrum rights, the combined company will have greater resources and the financial flexibility to deliver connectivity to consumers, enterprises and governments around the world.”

The combined company will be headquartered in Englewood, Colorado. It will go to market worldwide under a suite of proven consumer and business brands, including DISH Wireless, Boost Wireless, Sling TV and DISH TV, as well as EchoStar, Hughes® and JUPITER™ satellite services, HughesON™ managed services and HughesNet® satellite internet.

Transaction Terms

Hamid Akhavan will serve as President and Chief Executive Officer of the combined company upon closing of the transaction and Charles Ergen will serve as Executive Chairman. John Swieringa, President & COO of DISH Wireless, will be President, Technology & Chief Operating Officer of the combined company. Erik Carlson will continue to serve as President and Chief Executive Officer of DISH Network until closing of the transaction, at which time he will depart the business.

The Board of Directors will consist of 11 members: Seven DISH directors, three EchoStar independent directors, and Hamid Akhavan.

Following completion of the merger, existing DISH Network shareholders will own approximately 69% and existing EchoStar Corporation shareholders will own approximately 31% of the common stock of the combined company. The majority shareholder group has agreed generally not to vote DISH Class A shares owned by the majority shareholder group upon closing of the merger for three years, the intention of which is to ensure that, as a result of the merger, the group’s voting power in DISH Network will not increase relative to current levels at DISH.

The transaction is subject to approval by a majority of the combined voting power of the outstanding shares of EchoStar Corporation common stock. DISH Network’s issuance of its common stock in the transaction is subject to approval by a majority of the combined voting power of the votes cast by holders of DISH Network common stock. The majority shareholder group, which currently has approximately 90% and 93% of the combined voting power of DISH Network and EchoStar Corporation, respectively, has approved adoption of the merger agreement and the issuance of DISH Network common stock required for the transaction via written consent. No further action by DISH Network or EchoStar Corporation stockholders is required to approve the transaction.

The transaction, which is also subject to regulatory approvals and customary closing conditions, is expected to be completed by year-end.

Webcast Presentation

The companies will host a webcast presentation to discuss the transaction today at 11:00 a.m. ET during EchoStar’s previously scheduled second quarter earnings call. The webcast will be live in listen-only mode on DISH’s investor relations website at DISH Investor Relations and EchoStar’s investor relations website at EchoStar Investor Relations. To participate via telephone and ask a question, participants must register using this online form.

Advisors

Evercore is serving as exclusive financial advisor, and Cravath, Swaine & Moore LLP is serving as legal counsel to the Special Committee of the Board of Directors of EchoStar Corporation. White & Case LLP is serving as legal counsel to EchoStar Corporation.

J.P. Morgan is serving as exclusive financial advisor, and Wachtell, Lipton, Rosen & Katz is serving as legal counsel to the Special Committee of the Board of Directors of DISH Network. Sullivan & Cromwell LLP is serving as legal counsel to DISH Network.

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EchoStar Media Contacts

Sharyn Nerenberg	George Sard/Robin Weinberg/Danya Al-Qattan
EchoStar	FGS Global
(301) 428-7124	(212) 687-8080
Sharyn.Nerenberg@EchoStar.com	echostar@fgsglobal.com

DISH Media Contact

news@dish.com

About DISH Network Corporation

DISH Network Corporation is a connectivity company. Since 1980, it has served as a disruptive force, driving innovation and value on behalf of consumers. Through its subsidiaries, the company provides television entertainment and award-winning technology to millions of customers with its satellite DISH TV and streaming SLING TV services. In 2020, the company became a nationwide U.S. wireless carrier through the acquisition of Boost Mobile. DISH continues to innovate in wireless, building the nation's first virtualized, O-RAN 5G broadband network. DISH Network Corporation (NASDAQ: DISH) is a Fortune 200 company.

About EchoStar

EchoStar Corporation (Nasdaq: SATS) is a premier technology and networking services provider offering consumer, enterprise, operator and government solutions worldwide under its Hughes®, HughesNet® and EchoStar® brands. In Europe, EchoStar operates under its EchoStar Mobile Limited subsidiary and in Australia, the company operates as EchoStar Global Australia. For more information, visit www.echostar.com and follow EchoStar on X (Twitter) and LinkedIn.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond DISH Network’s and EchoStar Corporation’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include the factors discussed under the section entitled “Risk Factors” of DISH Network’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission (“SEC”), and under the section entitled “Risk Factors” of EchoStar Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC. DISH Network and EchoStar Corporation undertake no obligation to update or supplement any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. These factors include, without limitation: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between DISH Network and EchoStar Corporation; the effect of the announcement of the proposed transaction on the ability of DISH Network and EchoStar Corporation to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; the timing of the proposed transaction; the ability to satisfy closing conditions to the completion of the proposed transaction; DISH Network’s and EchoStar Corporation’s ability to achieve the anticipated benefits from the proposed transaction; other risks related to the completion of the proposed transaction and actions related thereto; risk factors related to the current economic environment; significant transaction costs and/or unknown liabilities; risk factors related to pandemics or other health crises; risk factors related to funding strategies and capital structure; and risk factors related to the market price for DISH Network’s and EchoStar Corporation’s respective common stock.

These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 that will include as a prospectus a joint information statement of the type contemplated by Rule 14c-2 of the Securities Exchange of 1934, as amended (the “Exchange Act”), and be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 and the joint information statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to DISH Network’s and EchoStar Corporation’s respective periodic reports and other filings with the SEC, including the risk factors identified in each of DISH Network’s and EchoStar Corporation’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Neither DISH Network nor EchoStar Corporation undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, DISH Network and EchoStar Corporation intend to prepare a joint information statement for its respective stockholders containing the information with respect to the transaction contemplated by Rule 14c-2 of the Exchange Act and describing the proposed transaction. DISH Network intends to file with the SEC a registration statement on Form S-4 that will include the joint information statement. The joint information statement will also be filed with the SEC. Each of DISH Network and EchoStar Corporation may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the registration statement, the joint information statement or any other document that DISH Network or EchoStar Corporation may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT INFORMATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and the joint information statement (if and when available) and other documents containing important information about DISH Network, EchoStar Corporation and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by DISH Network will be available free of charge on its website at https://ir.dish.com/. Copies of the documents filed with the SEC by EchoStar Corporation will be available free of charge on its website at https://ir.echostar.com/.